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                  USAA Life Insurance Company Variable Annuity

                        SUPPLEMENT dated August 31, 1998
                        to PROSPECTUS dated May 1, 1998
                         of  USAA Life Investment Trust


     This supplement amends certain disclosures contained in the Prospectus. Please retain it for future reference.

Portfolio Managers

The section entitled "Portfolio Managers" under the sub-title "Diversified Assets Fund" located on page 52B, is amended as follows:

DIVERSIFIED ASSETS FUND. After 24 years of service with USAA IMCO, Harry W. Miller, the Fund's asset allocation manager and portfolio manager of the Fund's equity component, is retiring. Mr. Miller served as the Fund's asset allocation manager and portfolio manager of the Fund's equity component since its inception. Effective August 17, 1998, the Fund's equity component is managed by
R. David Ullom, Assistant Vice President of Equity Investments at USAA IMCO.
Mr. Ullom is also responsible for managing the asset allocation of the Fund.
Mr. Ullom has 23 years of investment management experience and has been affiliated with USAA IMCO for 13 years. Paul H. Lundmark, Assistant Vice President of Fixed Income Investments, has managed the fixed income component of the Fund since its inception and will continue managing that component of the Fund. Mr. Lundmark has 12 years investment management experience and has been associated with USAA IMCO for six years.